GREENWICH STREET SERIES FUND (the “Trust”)

on behalf of the

Diversified Strategic Income Portfolio (the “Fund”)

SUPPLEMENT DATED SEPTEMBER 23, 2005 TO THE PROSPECTUS DATED APRIL 30, 2005 AND TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Trustees of the Trust has approved an amendment to the Administration Agreement between the Trust, on behalf of the Fund, a series of the Trust, and Smith Barney Fund Management LLC, respectively. Effective October 1, 2005, the administration fee which is calculated daily and payable monthly, will be reduced from 0.20% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Fund’s Fee Rate Average Daily Net Assets	Advisory Fee Rate	Administration Fee Rate	Total

First $1 billion	0.450%	0.200%	0.650%
Next $1 billion	0.450%	0.175%	0.625%
Next $3 billion	0.450%	0.150%	0.600%
Next $5 billion	0.450%	0.125%	0.575%
Over $10 billion	0.450%	0.100%	0.550%

The terms of the amended Administration Agreement are the same in all other material respects as those of the current Administration Agreement.

FD03234